Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
SECOND QUARTER 2022
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
SECOND QUARTER 2022
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on July 15, 2022. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PRESENTATION OF NONINTEREST INCOME
Effective for the first quarter of 2022, PNC updated the presentation of its noninterest income categorization to be based on product and service type, and accordingly, has changed the basis of presentation of its noninterest income revenue streams to: (i) Asset management and brokerage, (ii) Capital markets related, (iii) Card and cash management, (iv) Lending and deposit services, (v) Residential and commercial mortgage and (vi) Other noninterest income. For a description of each updated noninterest income revenue stream, see our first quarter 2022 Form 10-Q.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. PNC paid $11.5 billion in cash as consideration for the acquisition.

On October 8, 2021, BBVA USA merged into PNC Bank. As of October 12, 2021, PNC converted approximately 2.6 million customers, 9,000 employees and over 600 branches across seven states. Our 2021 results of operations reflect the benefit of BBVA's acquired business operations for the period since the acquisition closed on June 1, 2021. PNC's balance sheets include BBVA's balances for all periods presented.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions, except per share data	2022	2022	2021	2021	2021	2022	2021
Interest Income
Loans	$2,504	$2,293	$2,414	$2,437	$2,160	$4,797	$4,156
Investment securities	631	544	484	460	469	1,175	890
Other	146	77	77	78	72	223	138
Total interest income	3,281	2,914	2,975	2,975	2,701	6,195	5,184
Interest Expense
Deposits	88	27	27	29	30	115	70
Borrowed funds	142	83	86	90	90	225	185
Total interest expense	230	110	113	119	120	340	255
Net interest income	3,051	2,804	2,862	2,856	2,581	5,855	4,929
Noninterest Income
Asset management and brokerage	365	377	385	375	350	742	678
Capital markets related	409	252	460	482	324	661	635
Card and cash management	671	620	646	663	597	1,291	1,089
Lending and deposit services	282	269	273	305	270	551	524
Residential and commercial mortgage	161	159	209	248	206	320	393
Other (a)	177	211	292	268	339	388	639
Total noninterest income	2,065	1,888	2,265	2,341	2,086	3,953	3,958
Total revenue	5,116	4,692	5,127	5,197	4,667	9,808	8,887
Provision For (Recapture of) Credit Losses	36	(208)	(327)	(203)	302	(172)	(249)
Noninterest Expense
Personnel	1,779	1,717	2,038	1,986	1,640	3,496	3,117
Occupancy	246	258	260	248	217	504	432
Equipment	351	331	437	355	326	682	619
Marketing	95	61	97	103	74	156	119
Other	773	805	959	895	793	1,578	1,337
Total noninterest expense	3,244	3,172	3,791	3,587	3,050	6,416	5,624
Income before income taxes and noncontrolling interests	1,836	1,728	1,663	1,813	1,315	3,564	3,512
Income taxes	340	299	357	323	212	639	583
Net income	1,496	1,429	1,306	1,490	1,103	2,925	2,929
Less: Net income attributable to noncontrolling interests	15	21	13	16	12	36	22
Preferred stock dividends (b)	71	45	71	57	48	116	105
Preferred stock discount accretion and redemptions	1	2	2	1	1	3	2
Net income attributable to common shareholders	$1,409	$1,361	$1,220	$1,416	$1,042	$2,770	$2,800
Earnings Per Common Share
Basic	$3.39	$3.23	$2.87	$3.31	$2.43	$6.62	$6.54
Diluted	$3.39	$3.23	$2.86	$3.30	$2.43	$6.61	$6.53
Average Common Shares Outstanding
Basic	414	420	424	426	427	417	426
Diluted	414	420	424	426	427	417	427
Efficiency	63%	68%	74%	69%	65%	65%	63%
Noninterest income to total revenue	40%	40%	44%	45%	45%	40%	45%
Effective tax rate from continuing operations (c)	18.5%	17.3%	21.5%	17.8%	16.1%	17.9%	16.6%
(a)Includes net gains (losses) on sales of securities of less than $(1) million, $(4) million, $14 million, $15 million, and $10 million for the quarters ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively, and $(4) million and $35 million for the six months ended June 30, 2022 and June 30, 2021, respectively.
(b)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions, except par value	2022	2022	2021	2021	2021
Assets
Cash and due from banks	$8,582	$7,572	$8,004	$8,843	$8,724
Interest-earning deposits with banks (a)	28,404	48,776	74,250	75,478	72,447
Loans held for sale (b)	1,191	1,506	2,231	2,121	2,227
Investment securities – available for sale	52,984	112,313	131,536	124,127	125,058
Investment securities – held to maturity	79,748	20,098	1,426	1,479	1,485
Loans (b)	310,800	294,457	288,372	290,230	294,704
Allowance for loan and lease losses	(4,462)	(4,558)	(4,868)	(5,355)	(5,730)
Net loans	306,338	289,899	283,504	284,875	288,974
Equity investments	8,441	7,798	8,180	7,737	7,521
Mortgage servicing rights	2,608	2,208	1,818	1,833	1,793
Goodwill	10,916	10,916	10,916	10,885	10,958
Other (b)	41,574	40,160	35,326	36,137	35,025
Total assets	$540,786	$541,246	$557,191	$553,515	$554,212
Liabilities
Deposits
Noninterest-bearing	$146,438	$150,798	$155,175	$156,305	$154,190
Interest-bearing	294,373	299,399	302,103	292,597	298,693
Total deposits	440,811	450,197	457,278	448,902	452,883
Borrowed funds
Federal Home Loan Bank borrowings	10,000
Bank notes and senior debt	14,358	16,206	20,661	22,993	24,408
Subordinated debt	7,487	6,766	6,996	7,074	7,120
Other (b)	4,139	3,599	3,127	3,404	3,285
Total borrowed funds	35,984	26,571	30,784	33,471	34,813
Allowance for unfunded lending related commitments	681	639	662	646	645
Accrued expenses and other liabilities	15,622	14,623	12,741	14,199	11,186
Total liabilities	493,098	492,030	501,465	497,218	499,527
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,714	2,713	2,713	2,713	2,713
Capital surplus	18,531	17,487	17,457	17,453	15,928
Retained earnings	51,841	51,058	50,228	49,541	48,663
Accumulated other comprehensive income (loss)	(8,358)	(5,731)	409	1,079	1,463
Common stock held in treasury at cost: 132, 128, 123, 120, and 118 shares	(17,076)	(16,346)	(15,112)	(14,527)	(14,140)
Total shareholders’ equity	47,652	49,181	55,695	56,259	54,627
Noncontrolling interests	36	35	31	38	58
Total equity	47,688	49,216	55,726	56,297	54,685
Total liabilities and equity	$540,786	$541,246	$557,191	$553,515	$554,212
(a)Amounts include balances held with the Federal Reserve Bank of $28.0 billion, $48.4 billion, $73.8 billion, $75.1 billion and $71.9 billion as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our first quarter 2022 Form 10-Q included, and our second quarter 2022 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2022	2022	2021	2021	2021	2022	2021
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$37,285	$67,498	$64,521	$63,163	$56,042	$52,308	$50,700
Non-agency	902	1,007	974	1,051	1,142	954	1,189
Commercial mortgage-backed	4,362	5,229	5,538	6,134	6,465	4,793	6,354
Asset-backed	2,388	6,225	6,206	5,608	5,855	4,296	5,581
U.S. Treasury and government agencies	17,480	47,468	44,415	38,149	32,419	32,391	27,392
Other	4,200	4,876	4,741	4,994	5,107	4,536	4,835
Total securities available for sale	66,617	132,303	126,395	119,099	107,030	99,278	96,051
Securities held to maturity
Residential mortgage-backed	33,086	106				16,687
Commercial mortgage-backed	1,175					591
Asset-backed	4,119					2,071
U.S. Treasury and government agencies	28,167	919	812	807	802	14,618	800
Other	1,560	569	642	680	671	1,068	660
Total securities held to maturity	68,107	1,594	1,454	1,487	1,473	35,035	1,460
Total investment securities	134,724	133,897	127,849	120,586	108,503	134,313	97,511
Loans
Commercial and industrial	166,968	155,481	152,355	152,964	137,892	161,256	133,966
Commercial real estate	34,467	34,004	35,256	37,054	31,611	34,237	30,113
Equipment lease financing	6,200	6,099	6,183	6,300	6,332	6,150	6,332
Consumer	54,551	54,965	56,244	57,533	52,575	54,757	51,744
Residential real estate	42,604	40,152	38,872	37,475	27,197	41,385	24,764
Total loans	304,790	290,701	288,910	291,326	255,607	297,785	246,919
Interest-earning deposits with banks (c)	39,539	62,540	75,377	80,274	78,522	50,976	81,947
Other interest-earning assets	10,085	9,417	9,113	9,113	8,079	9,821	7,955
Total interest-earning assets	489,138	496,555	501,249	501,299	450,711	492,895	434,332
Noninterest-earning assets	54,856	53,541	58,123	57,943	53,718	54,133	52,093
Total assets	$543,994	$550,096	$559,372	$559,242	$504,429	$547,028	$486,425
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$58,019	$62,596	$65,214	$82,911	$64,990	$60,295	$62,053
Demand	119,636	112,372	108,345	106,588	99,091	116,024	95,376
Savings	109,063	108,532	104,644	89,679	87,307	108,799	85,129
Time deposits	10,378	16,043	18,029	19,293	18,048	13,195	18,246
Total interest-bearing deposits	297,096	299,543	296,232	298,471	269,436	298,313	260,804
Borrowed funds
Federal Home Loan Bank borrowings	6,978				265	3,508	1,332
Bank notes and senior debt	16,172	18,015	21,581	22,573	22,620	17,089	22,709
Subordinated debt	6,998	6,773	6,779	6,787	6,218	6,886	6,074
Other	5,508	5,524	5,987	4,992	5,046	5,515	4,555
Total borrowed funds	35,656	30,312	34,347	34,352	34,149	32,998	34,670
Total interest-bearing liabilities	332,752	329,855	330,579	332,823	303,585	331,311	295,474
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	149,432	153,726	156,549	155,948	132,283	151,567	122,843
Accrued expenses and other liabilities	14,232	14,058	16,818	15,332	14,755	14,146	14,508
Equity	47,578	52,457	55,426	55,139	53,806	50,004	53,600
Total liabilities and equity	$543,994	$550,096	$559,372	$559,242	$504,429	$547,028	$486,425
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $39.3 billion, $62.3 billion, $75.1 billion, $80.1 billion and $78.3 billion for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, and $50.7 billion and $81.7 billion for the six months ended June 30, 2022 and June 30, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
	2022	2022	2021	2021	2021	2022	2021
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.17%	1.73%	1.47%	1.41%	1.61%	1.89%	1.66%
Non-agency	7.56%	7.53%	7.36%	8.07%	7.85%	7.55%	7.54%
Commercial mortgage-backed	2.45%	2.36%	2.37%	2.34%	2.49%	2.40%	2.54%
Asset-backed	1.84%	1.35%	1.48%	1.50%	2.07%	1.49%	1.96%
U.S. Treasury and government agencies	1.60%	1.18%	1.17%	1.18%	1.30%	1.29%	1.45%
Other	2.59%	2.73%	2.77%	2.90%	3.00%	2.67%	3.13%
Total securities available for sale	2.13%	1.62%	1.50%	1.51%	1.73%	1.79%	1.82%
Securities held to maturity
Residential mortgage-backed	1.98%					1.96%
Commercial mortgage-backed	2.30%					2.29%
Asset-backed	1.92%					1.91%
U.S. Treasury and government agencies	1.05%	2.61%	2.89%	2.88%	2.86%	1.09%	2.85%
Other	4.21%	4.17%	4.20%	4.33%	3.67%	4.19%	3.91%
Total securities held to maturity	1.65%	2.99%	3.47%	3.54%	3.23%	1.67%	3.33%
Total investment securities	1.89%	1.64%	1.52%	1.54%	1.75%	1.76%	1.85%
Loans
Commercial and industrial	2.90%	2.75%	2.90%	2.80%	2.89%	2.83%	2.90%
Commercial real estate	3.15%	2.79%	2.86%	3.17%	2.92%	3.01%	2.86%
Equipment lease financing	3.62%	3.74%	3.81%	3.83%	3.76%	3.68%	3.83%
Consumer	4.68%	4.69%	4.71%	4.85%	4.82%	4.68%	4.80%
Residential real estate	3.11%	3.10%	3.26%	3.15%	3.50%	3.07%	3.51%
Total loans	3.29%	3.19%	3.32%	3.32%	3.38%	3.24%	3.38%
Interest-earning deposits with banks	0.79%	0.19%	0.15%	0.16%	0.11%	0.42%	0.10%
Other interest-earning assets	2.70%	2.07%	2.14%	2.03%	2.46%	2.36%	2.40%
Total yield on interest-earning assets	2.69%	2.37%	2.36%	2.36%	2.40%	2.53%	2.40%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.19%	0.03%	0.02%	0.03%	0.03%	0.10%	0.03%
Demand	0.15%	0.02%	0.02%	0.03%	0.03%	0.09%	0.03%
Savings	0.04%	0.04%	0.04%	0.04%	0.05%	0.04%	0.05%
Time deposits	0.18%	0.13%	0.11%	0.12%	0.20%	0.15%	0.26%
Total interest-bearing deposits	0.12%	0.04%	0.04%	0.04%	0.05%	0.08%	0.05%
Borrowed funds
Federal Home Loan Bank borrowings	1.24%				0.35%	1.24%	0.42%
Bank notes and senior debt	1.61%	1.02%	0.94%	0.97%	0.98%	1.30%	1.01%
Subordinated debt	1.94%	1.40%	1.28%	1.28%	1.35%	1.68%	1.39%
Other	1.46%	0.97%	0.79%	0.93%	0.97%	1.22%	1.07%
Total borrowed funds	1.58%	1.10%	0.98%	1.03%	1.04%	1.36%	1.06%
Total rate on interest-bearing liabilities	0.27%	0.13%	0.13%	0.14%	0.16%	0.20%	0.17%
Interest rate spread	2.42%	2.24%	2.23%	2.22%	2.24%	2.33%	2.23%
Benefit from use of noninterest-bearing sources (b)	0.08%	0.04%	0.04%	0.05%	0.05%	0.06%	0.05%
Net interest margin	2.50%	2.28%	2.27%	2.27%	2.29%	2.39%	2.28%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021 were $25 million, $22 million, $22 million, $22 million and $15 million, respectively. The taxable-equivalent adjustments to net interest income for the six months ended June 30, 2022 and June 30, 2021 were $47 million and $30 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	June 30	March 31	December 31	September 30	June 30
In millions	2022	2022	2021	2021	2021
Commercial
Commercial and industrial
Manufacturing	$27,179	$25,035	$22,597	$22,760	$22,709
Retail/wholesale trade	26,475	25,027	22,803	22,238	22,596
Service providers	21,184	20,584	20,750	20,969	22,303
Financial services	19,594	17,674	17,950	18,022	15,947
Technology, media & telecommunications	16,249	10,684	10,070	8,920	9,195
Real estate related (a)	16,179	15,459	15,123	14,809	14,945
Health care	10,153	9,810	9,944	10,567	11,713
Transportation and warehousing	7,604	7,209	7,136	7,318	7,967
Other industries	27,214	26,392	26,560	27,132	27,925
Total commercial and industrial	171,831	157,874	152,933	152,735	155,300
Commercial real estate	34,452	34,171	34,015	36,195	37,964
Equipment lease financing	6,240	6,216	6,130	6,257	6,376
Total commercial	212,523	198,261	193,078	195,187	199,640
Consumer
Residential real estate	43,717	41,566	39,712	38,214	36,846
Home equity	24,693	24,185	24,061	24,479	25,174
Automobile	15,323	16,001	16,635	17,265	17,551
Credit card	6,650	6,464	6,626	6,466	6,528
Education	2,332	2,441	2,533	2,653	2,726
Other consumer	5,562	5,539	5,727	5,966	6,239
Total consumer	98,277	96,196	95,294	95,043	95,064
Total loans	$310,800	$294,457	$288,372	$290,230	$294,704
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2022	2022	2021	2021	2021	2022	2021
Allowance for loan and lease losses
Beginning balance	$4,558	$4,868	$5,355	$5,730	$4,714	$4,868	$5,361
Acquisition PCD reserves				(59)	1,115		1,115
Gross charge-offs:
Commercial and industrial	(30)	(41)	(35)	(46)	(245)	(71)	(304)
Commercial real estate	(5)	(10)	(2)	(1)	(28)	(15)	(33)
Equipment lease financing	(2)	(1)	(4)	(3)	(1)	(3)	(6)
Residential real estate		(7)	(4)	(4)	(3)	(7)	(7)
Home equity	(2)	(4)	(4)	(2)	(7)	(6)	(14)
Automobile	(34)	(52)	(49)	(33)	(35)	(86)	(87)
Credit card	(67)	(68)	(60)	(62)	(65)	(135)	(134)
Education	(4)	(4)	(4)	(3)	(3)	(8)	(8)
Other consumer	(51)	(64)	(62)	(52)	(41)	(115)	(78)
Total gross charge-offs	(195)	(251)	(224)	(206)	(428)	(446)	(671)
Recoveries:
Commercial and industrial	15	30	20	25	29	45	43
Commercial real estate	1	1	2	2	2	2	3
Equipment lease financing	3	3	3	2	3	6	6
Residential real estate	6	5	8	9	6	11	11
Home equity	18	21	23	25	21	39	38
Automobile	39	31	26	38	41	70	79
Credit card	19	12	10	13	11	31	23
Education	2	1	2	2	2	3	4
Other consumer	9	10	6	9	7	19	12
Total recoveries	112	114	100	125	122	226	219
Net (charge-offs) / recoveries:
Commercial and industrial	(15)	(11)	(15)	(21)	(216)	(26)	(261)
Commercial real estate	(4)	(9)		1	(26)	(13)	(30)
Equipment lease financing	1	2	(1)	(1)	2	3
Residential real estate	6	(2)	4	5	3	4	4
Home equity	16	17	19	23	14	33	24
Automobile	5	(21)	(23)	5	6	(16)	(8)
Credit card	(48)	(56)	(50)	(49)	(54)	(104)	(111)
Education	(2)	(3)	(2)	(1)	(1)	(5)	(4)
Other consumer	(42)	(54)	(56)	(43)	(34)	(96)	(66)
Total net (charge-offs) (a)	(83)	(137)	(124)	(81)	(306)	(220)	(452)
Provision for (recapture of) credit losses (b)	(10)	(172)	(362)	(229)	206	(182)	(296)
Other	(3)	(1)	(1)	(6)	1	(4)	2
Ending balance	$4,462	$4,558	$4,868	$5,355	$5,730	$4,462	$5,730
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(18)	$(18)	$(16)	$(21)	$(240)	$(36)	$(291)
Consumer net charge-offs	(65)	(119)	(108)	(60)	(66)	(184)	(161)
Total net charge-offs (a)	$(83)	$(137)	$(124)	$(81)	$(306)	$(220)	$(452)
Net charge-offs to average loans (annualized)	0.11%	0.19%	0.17%	0.11%	0.48%	0.15%	0.37%
Commercial	0.03%	0.04%	0.03%	0.04%	0.55%	0.04%	0.34%
Consumer	0.27%	0.51%	0.45%	0.25%	0.33%	0.39%	0.42%
(a)    Amounts for the three and six months ended June 30, 2021 included $248 million attributable to BBVA, primarily related to commercial and industrial loans, which were largely the result of required purchase accounting treatment for the BBVA acquisition on June 1, 2021.
(b)    See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2022	2022	2021	2021	2021 (a)	2022	2021 (a)
Provision for (recapture of) credit losses
Loans and leases	$(10)	$(172)	$(362)	$(229)	$206	$(182)	$(296)
Unfunded lending related commitments	42	(23)	16	1	92	19	15
Investment securities	3	1		25		4	26
Other financial assets	1	(14)	19		4	(13)	6
Total provision for (recapture of) credit losses	$36	$(208)	$(327)	$(203)	$302	$(172)	$(249)
(a)     Amounts include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 8: Allowance for Credit Losses by Loan Class (a)

	June 30, 2022			March 31, 2022			June 30, 2021
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,853	$171,831	1.08%	$1,884	$157,874	1.19%	$2,282	$155,300	1.47%
Commercial real estate	993	34,452	2.88%	1,034	34,171	3.03%	1,404	37,964	3.70%
Equipment lease financing	91	6,240	1.46%	85	6,216	1.37%	126	6,376	1.98%
Total commercial	2,937	212,523	1.38%	3,003	198,261	1.51%	3,812	199,640	1.91%
Consumer
Residential real estate	36	43,717	0.08%	25	41,566	0.06%	63	36,846	0.17%
Home equity	190	24,693	0.77%	170	24,185	0.70%	188	25,174	0.75%
Automobile	254	15,323	1.66%	276	16,001	1.72%	421	17,551	2.40%
Credit card	715	6,650	10.75%	708	6,464	10.95%	711	6,528	10.89%
Education	63	2,332	2.70%	66	2,441	2.70%	98	2,726	3.60%
Other consumer	267	5,562	4.80%	310	5,539	5.60%	437	6,239	7.00%
Total consumer	1,525	98,277	1.55%	1,555	96,196	1.62%	1,918	95,064	2.02%
Total	4,462	$310,800	1.44%	4,558	$294,457	1.55%	5,730	$294,704	1.94%
Allowance for unfunded lending related commitments	681			639			645
Allowance for credit losses	$5,143			$5,197			$6,375

Supplemental Information
Allowance for credit losses to total loans			1.65%			1.76%			2.16%
Commercial			1.68%			1.81%			2.18%
Consumer			1.60%			1.67%			2.14%

(a)     Excludes allowances for investment securities and other financial assets, which together totaled $163 million, $158 million and $138 million at June 30, 2022, March 31, 2022 and June 30, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2022	2022	2021	2021	2021
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Service providers	$151	$173	$188	$220	$206
Manufacturing	101	70	52	62	65
Retail/wholesale trade	87	59	50	59	71
Real estate related (a)	59	39	64	49	78
Health care	54	37	46	56	71
Transportation and warehousing	30	28	18	21	18
Technology, media & telecommunications	21	36	33	37	62
Other industries	146	218	345	325	359
Total commercial and industrial	649	660	796	829	930
Commercial real estate	161	332	364	365	501
Equipment lease financing	5	6	8	10	15
Total commercial	815	998	1,168	1,204	1,446
Consumer (b)
Residential real estate	457	526	517	533	503
Home equity	556	576	596	592	626
Automobile	175	181	183	184	191
Credit card	6	8	7	7	7
Other consumer	37	9	9	8	6
Total consumer	1,231	1,300	1,312	1,324	1,333
Total nonperforming loans (c)	2,046	2,298	2,480	2,528	2,779
OREO and foreclosed assets	29	26	26	31	39
Total nonperforming assets	$2,075	$2,324	$2,506	$2,559	$2,818
Nonperforming loans to total loans	0.66%	0.78%	0.86%	0.87%	0.94%
Nonperforming assets to total loans, OREO and foreclosed assets	0.67%	0.79%	0.87%	0.88%	0.96%
Nonperforming assets to total assets	0.38%	0.43%	0.45%	0.46%	0.51%
Allowance for loan and lease losses to nonperforming loans	218%	198%	196%	212%	206%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	April 1, 2022 -	January 1, 2022 -	October 1, 2021 -	July 1, 2021 -	April 1, 2021 -
In millions	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Beginning balance	$2,324	$2,506	$2,559	$2,818	$2,179
Acquired nonperforming assets (a)					880
New nonperforming assets	393	346	395	365	207
Charge-offs and valuation adjustments	(55)	(62)	(53)	(71)	(61)
Principal activity, including paydowns and payoffs	(273)	(274)	(240)	(333)	(264)
Asset sales and transfers to loans held for sale	(6)	(21)	(3)	(30)	(15)
Returned to performing status	(308)	(171)	(152)	(190)	(108)
Ending balance	$2,075	$2,324	$2,506	$2,559	$2,818
(a)Represents nonperforming assets acquired as a part of the BBVA acquisition on June 1, 2021 and includes $871 million of loans and $9 million of OREO and foreclosed assets. Our second quarter 2021 Form 10-Q included additional information on the BBVA acquisition.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Under the CARES Act credit reporting rules, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our 2021 Form 10-K included additional information on COVID-19 related loan modifications.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2022	2022	2021	2021	2021
Commercial
Commercial and industrial	$99	$185	$235	$97	$72
Commercial real estate	28	68	46	68	5
Equipment lease financing	7	20	25	5	3
Total commercial	134	273	306	170	80
Consumer
Residential real estate
Non government insured	230	239	310	178	182
Government insured	68	66	69	81	88
Home equity	43	41	53	45	44
Automobile	102	109	146	114	98
Credit card	37	39	49	42	37
Education
Non government insured	5	5	5	5	5
Government insured	39	36	38	40	41
Other consumer	38	47	35	34	31
Total consumer	562	582	705	539	526
Total	$696	$855	$1,011	$709	$606
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.22%	0.29%	0.35%	0.24%	0.21%
Commercial	0.06%	0.14%	0.16%	0.09%	0.04%
Consumer	0.57%	0.61%	0.74%	0.57%	0.55%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2022	2022	2021	2021	2021
Commercial
Commercial and industrial	$128	$64	$72	$50	$27
Commercial real estate	11	41	24	2	3
Equipment lease financing	4	1	2	4	4
Total commercial	143	106	98	56	34
Consumer
Residential real estate
Non government insured	53	47	78	53	53
Government insured	42	37	41	45	52
Home equity	14	16	18	18	17
Automobile	24	26	40	23	20
Credit card	25	28	33	27	24
Education
Non government insured	2	3	2	3	2
Government insured	21	21	23	23	20
Other consumer	21	26	22	15	16
Total consumer	202	204	257	207	204
Total	$345	$310	$355	$263	$238
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.11%	0.11%	0.12%	0.09%	0.08%
Commercial	0.07%	0.05%	0.05%	0.03%	0.02%
Consumer	0.21%	0.21%	0.27%	0.22%	0.21%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	June 30	March 31	December 31	September 30	June 30
Dollars in millions	2022	2022	2021	2021	2021
Commercial
Commercial and industrial	$138	$105	$132	$56	$45
Commercial real estate		7	1	11	2
Total commercial	138	112	133	67	47
Consumer
Residential real estate
Non government insured	20	41	59	33	44
Government insured	182	232	269	268	297
Automobile	6	8	14	4	3
Credit card	54	62	62	53	59
Education
Non government insured	2	2	2	1	1
Government insured	56	62	63	60	66
Other consumer	12	15	17	11	14
Total consumer	332	422	486	430	484
Total	$470	$534	$619	$497	$531
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.15%	0.18%	0.21%	0.17%	0.18%
Commercial	0.06%	0.06%	0.07%	0.03%	0.02%
Consumer	0.34%	0.44%	0.51%	0.45%	0.51%
Total accruing loans past due	$1,511	$1,699	$1,985	$1,469	$1,375
Commercial	$415	$491	$537	$293	$161
Consumer	$1,096	$1,208	$1,448	$1,176	$1,214
Total accruing loans past due to total loans	0.49%	0.58%	0.69%	0.51%	0.47%
Commercial	0.20%	0.25%	0.28%	0.15%	0.08%
Consumer	1.12%	1.26%	1.52%	1.24%	1.28%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. As a result of the BBVA acquisition, we have become a coast-to-coast retail bank. Our national expansion strategy is designed to grow customers with digitally-led banking and a thin branch network as we expand into new markets. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management and capital markets products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Within Treasury Management, PNC Global Transfers provides wholesale money transfer processing capabilities between the U.S., Mexico and other countries primarily in Central America and South America. Capital markets products and services include foreign exchange, derivatives, fixed income, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of two distinct operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, and trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	June 30	March 31	December 31	September 30	June 30
	2022	2022	2021	2021	2021
Full-time employees
Retail Banking	33,565	33,293	32,563	33,188	33,471
Other full-time employees	25,390	25,037	25,105	25,442	25,512
Total full-time employees	58,955	58,330	57,668	58,630	58,983
Part-time employees
Retail Banking	1,712	1,670	1,669	1,616	1,821
Other part-time employees	460	82	89	94	431
Total part-time employees	2,172	1,752	1,758	1,710	2,252
Total	61,127	60,082	59,426	60,340	61,235

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
In millions	2022	2022	2021	2021	2021	2022	2021
Income
Retail Banking	$322	$340	$362	$447	$232	$662	$839
Corporate & Institutional Banking	1,003	956	1,334	1,123	809	1,959	1,867
Asset Management Group	86	102	106	114	87	188	186
Other	70	10	(509)	(210)	(37)	80	15
Net income excluding noncontrolling interests	$1,481	$1,408	$1,293	$1,474	$1,091	$2,889	$2,907

Revenue
Retail Banking	$2,410	$2,276	$2,408	$2,375	$2,203	$4,686	$4,219
Corporate & Institutional Banking	2,221	1,964	2,281	2,306	1,959	4,185	3,767
Asset Management Group	387	386	388	397	356	773	678
Other	98	66	50	119	149	164	223
Total revenue	$5,116	$4,692	$5,127	$5,197	$4,667	$9,808	$8,887

(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2022	2022	2021	2021	2021	2022	2021
Income Statement
Net interest income	$1,662	$1,531	$1,634	$1,713	$1,497	$3,193	$2,859
Noninterest income	748	745	774	662	706	1,493	1,360
Total revenue	2,410	2,276	2,408	2,375	2,203	4,686	4,219
Provision for (recapture of) credit losses	55	(81)	55	(113)	214	(26)	(43)
Noninterest expense	1,913	1,892	1,874	1,889	1,677	3,805	3,153
Pretax earnings	442	465	479	599	312	907	1,109
Income taxes	105	109	112	140	73	214	256
Noncontrolling interests	15	16	5	12	7	31	14
Earnings	$322	$340	$362	$447	$232	$662	$839
Average Balance Sheet
Loans held for sale	$957	$1,183	$1,425	$1,583	$1,405	$1,070	$1,150
Loans
Consumer
Residential real estate	$33,240	$31,528	$30,888	$30,702	$21,653	$32,389	$19,573
Home equity	22,886	22,458	22,572	23,047	22,080	22,673	21,957
Automobile	15,566	16,274	16,944	17,377	14,888	15,918	14,392
Credit card	6,508	6,401	6,513	6,484	5,900	6,455	5,860
Education	2,410	2,532	2,620	2,712	2,812	2,470	2,875
Other consumer	2,173	2,348	2,612	2,892	2,175	2,261	2,036
Total consumer	82,783	81,541	82,149	83,214	69,508	82,166	66,693
Commercial	11,044	11,610	12,844	15,895	14,796	11,325	14,272
Total loans	$93,827	$93,151	$94,993	$99,109	$84,304	$93,491	$80,965
Total assets	$113,068	$111,754	$113,782	$117,394	$100,948	$112,415	$96,942
Deposits
Noninterest-bearing	$65,599	$64,058	$65,510	$65,985	$54,260	$64,833	$49,578
Interest-bearing	202,801	201,021	197,312	196,006	178,946	201,916	171,211
Total deposits	$268,400	$265,079	$262,822	$261,991	$233,206	$266,749	$220,789
Performance Ratios
Return on average assets	1.14%	1.23%	1.26%	1.51%	0.92%	1.19%	1.75%
Noninterest income to total revenue	31%	33%	32%	28%	32%	32%	32%
Efficiency	79%	83%	78%	80%	76%	81%	75%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2022	2022	2021	2021	2021	2022	2021
Supplemental Noninterest Income Information
Asset management and brokerage	$135	$134	$131	$122	$110	$269	$212
Card and cash management	$351	$308	$347	$346	$324	$659	$588
Lending and deposit services	$167	$164	$157	$180	$148	$331	$282
Residential and commercial mortgage	$71	$99	$101	$147	$103	$170	$208
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$145	$135	$133	$139	$145
Serviced portfolio acquisitions	$15	$6	$2	$2	$33	$21	$40
MSR asset value (b)	$1.6	$1.3	$1.1	$1.1	$1.1
MSR capitalization value (in basis points) (b)	112	98	81	81	77
Servicing income: (in millions)
Servicing fees, net (c)	$36	$33	$14	$18	$(3)	$69	$2
Mortgage servicing rights valuation, net of economic hedge	$13	$2	$2	$24	$24	$15	$38
Residential mortgage loan statistics
Loan origination volume (in billions)	$4.8	$5.1	$6.6	$7.4	$6.5	$9.9	$10.8
Loan sale margin percentage	1.88%	2.45%	2.55%	3.01%	2.67%	2.18%	2.92%
Percentage of originations represented by:
Purchase volume (d)	74%	42%	38%	47%	48%	57%	43%
Refinance volume	26%	58%	62%	53%	52%	43%	57%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	64%	64%	64%	66%	65%	64%	66%
Digital consumer customers (f)	78%	78%	79%	80%	80%	78%	80%
Credit-related statistics
Nonperforming assets	$1,088	$1,168	$1,220	$1,220	$1,245
Net charge-offs - loans and leases	$88	$141	$124	$82	$79	$229	$187
Other statistics
ATMs	9,301	9,502	9,523	9,572	9,636
Branches (g)	2,535	2,591	2,629	2,712	2,724
Brokerage account client assets (in billions) (h)	$68	$74	$78	$76	$83

(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three and six months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments, and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions	2022	2022	2021	2021	2021	2022	2021
Income Statement
Net interest income	$1,253	$1,160	$1,228	$1,250	$1,092	$2,413	$2,093
Noninterest income	968	804	1,053	1,056	867	1,772	1,674
Total revenue	2,221	1,964	2,281	2,306	1,959	4,185	3,767
Provision for (recapture of) credit losses	(17)	(118)	(369)	(99)	104	(135)	(178)
Noninterest expense	934	837	975	980	813	1,771	1,524
Pretax earnings	1,304	1,245	1,675	1,425	1,042	2,549	2,421
Income taxes	298	285	337	299	229	583	547
Noncontrolling interests	3	4	4	3	4	7	7
Earnings	$1,003	$956	$1,334	$1,123	$809	$1,959	$1,867
Average Balance Sheet
Loans held for sale	$490	$628	$539	$541	$564	$559	$627
Loans
Commercial
Commercial and industrial	$153,948	$141,622	$137,079	$134,128	$121,232	$147,819	$118,106
Commercial real estate	32,844	32,433	33,559	35,368	30,118	32,640	28,658
Equipment lease financing	6,201	6,099	6,184	6,300	6,332	6,150	6,332
Total commercial	192,993	180,154	176,822	175,796	157,682	186,609	153,096
Consumer	14	8	12	20	13	11	10
Total loans	$193,007	$180,162	$176,834	$175,816	$157,695	$186,620	$153,106
Total assets	$219,513	$200,724	$198,874	$202,268	$181,770	$210,171	$176,182
Deposits
Noninterest-bearing	$81,028	$86,178	$88,023	$85,869	$75,570	$83,589	$71,142
Interest-bearing	65,151	68,429	72,397	77,247	69,443	66,780	69,555
Total deposits	$146,179	$154,607	$160,420	$163,116	$145,013	$150,369	$140,697
Performance Ratios
Return on average assets	1.83%	1.93%	2.66%	2.20%	1.79%	1.88%	2.14%
Noninterest income to total revenue	44%	41%	46%	46%	44%	42%	44%
Efficiency	42%	43%	43%	42%	42%	42%	40%
Other Information
Consolidated revenue from:
Treasury Management (b)	$659	$546	$560	$592	$523	$1,205	$1,017
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$20	$16	$42	$44	$29	$36	$59
Commercial mortgage loan servicing income (d)	70	68	90	88	66	138	156
Commercial mortgage servicing rights valuation, net of economic hedge	33	13	16	14	33	46	50
Total	$123	$97	$148	$146	$128	$220	$265
MSR asset value (e)	$988	$886	$740	$703	$682
Average loans by C&IB business
Corporate Banking	$103,595	$92,503	$87,284	$85,208	$77,645	$98,079	$75,806
Real Estate	44,202	43,213	44,787	47,335	41,188	43,710	39,799
Business Credit	28,246	26,535	26,065	25,540	22,965	27,395	22,263
Commercial Banking	9,459	10,045	10,924	13,458	12,513	9,751	11,919
Other	7,505	7,866	7,774	4,275	3,384	7,685	3,319
Total average loans	$193,007	$180,162	$176,834	$175,816	$157,695	$186,620	$153,106
Credit-related statistics
Nonperforming assets (e)	$674	$866	$1,007	$1,061	$1,274
Net charge-offs (recoveries) - loans and leases	$11	$(1)	$(1)	$13	$233	$10	$277

(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to ammortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Six months ended
	June 30	March 31	December 31	September 30	June 30	June 30	June 30
Dollars in millions, except as noted	2022	2022	2021	2021	2021	2022	2021
Income Statement
Net interest income	$153	$138	$130	$141	$112	$291	$205
Noninterest income	234	248	258	256	244	482	473
Total revenue	387	386	388	397	356	773	678
Provision for (recapture of) credit losses	5	2	(15)	(6)	23	7	14
Noninterest expense	270	251	265	255	219	521	421
Pretax earnings	112	133	138	148	114	245	243
Income taxes	26	31	32	34	27	57	57
Earnings	$86	$102	$106	$114	$87	$188	$186
Average Balance Sheet
Loans
Consumer
Residential real estate	$7,835	$6,989	$6,295	$5,727	$4,439	$7,414	$4,040
Other consumer	4,633	4,541	4,535	4,544	4,190	4,587	4,099
Total consumer	12,468	11,530	10,830	10,271	8,629	12,001	8,139
Commercial	1,560	1,848	2,093	2,693	1,415	1,704	1,087
Total loans	$14,028	$13,378	$12,923	$12,964	$10,044	$13,705	$9,226
Total assets	$14,449	$13,801	$13,317	$13,805	$10,640	$14,126	$9,761
Deposits
Noninterest-bearing	$2,824	$3,458	$3,025	$4,332	$2,537	$3,140	$2,148
Interest-bearing	28,839	29,830	26,318	24,984	20,894	29,331	19,865
Total deposits	$31,663	$33,288	$29,343	$29,316	$23,431	$32,471	$22,013
Performance Ratios
Return on average assets	2.39%	3.00%	3.16%	3.28%	3.28%	2.68%	3.84%
Noninterest income to total revenue	60%	64%	66%	64%	69%	62%	70%
Efficiency	70%	65%	68%	64%	62%	67%	62%
Other Information
Nonperforming assets (b)	$114	$72	$62	$80	$85
Net charge-offs (recoveries) - loans and leases	$(1)	$2	$1	$(1)	$2	$1	$2
Brokerage account client assets (in billions) (b)	$4	$5	$5	$5	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$167	$182	$192	$183	$183
Nondiscretionary client assets under administration	153	165	175	170	172
Total	$320	$347	$367	$353	$355
Discretionary client assets under management
PNC Private Bank	$103	$115	$123	$117	$119
Institutional Asset Management	64	67	69	66	64
Total	$167	$182	$192	$183	$183
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.